SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 25, 2005

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway

Suite B-200

Austin, TX 78746

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

We have previously and may in the future grant stock option awards under our Stock Option Plan – 2002 attached hereto as Exhibit 10.1, and our 2004 Equity Incentive Plan attached hereto as Exhibit 10.2, in accordance with the terms of our form of Incentive Stock Option Agreement attached hereto as Exhibit 10.3 and our form of Nonstatutory Stock Option Agreement attached hereto as Exhibit 10.4.

Item 9.01 Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit
10.1	HealthTronics, Inc. (f/k/a HealthTronics Surgical Services, Inc.) Stock Option Plan – 2002.

10.2	HealthTronics, Inc. (f/k/a HealthTronics Surgical Services, Inc.) 2004 Equity Incentive Plan.

10.3	Form of Incentive Stock Option Agreement.

10.4	Form of Nonstatutory Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC.
(Registrant)

Dated: January 25, 2005	By:	/s/ James S.B. Whittenburg
	Name:	James S.B. Whittenburg
	Title:	Senior Vice President – Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	HealthTronics, Inc. (f/k/a HealthTronics Surgical Services, Inc.) Stock Option Plan – 2002.

10.2	HealthTronics, Inc. (f/k/a HealthTronics Surgical Services, Inc.) 2004 Equity Incentive Plan.

10.3	Form of Incentive Stock Option Agreement.

10.4	Form of Nonstatutory Stock Option Agreement.